SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 22, 2009 (June 22, 2009)

Date of Report (Date of earliest event reported)
XM SATELLITE RADIO INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-39178	52-1805102

(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)
1500 Eckington Place, N.E.
Washington, DC 20002
(Address of principal executive offices, including zip code)

(202) 380-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 7.01 Regulation FD Disclosure.
     In connection with presentations being made relating to a proposed financing transaction by XM Satellite Radio Inc. (“XM”), a wholly-owned indirect subsidiary of Sirius XM Radio Inc., XM has furnished certain information to potential investors attached as Exhibit 99.1 to XM’s Current Report on Form 8-K filed on the date hereof.
     The information set forth under “Item 7.01 Regulation FD Disclosure” and Exhibit 99.1 hereto is intended to be furnished pursuant to Item 7.01. Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by XM as to the materiality of such information.
Item 8.01 Other Events
     On June 22, 2009, XM issued a press release announcing that it is launching an offering of $350 million aggregate principal amount of Senior Secured Notes due 2013. A copy of the press release is attached as Exhibit 99.2 to XM’s Current Report on Form 8-K filed on the date hereof and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	Regulation FD Disclosure (incorporated by reference to XM’s Current Report on Form 8-K filed on the date hereof).

99.2	Press Release dated June 22, 2009 (incorporated by reference to XM’s Current Report on Form 8-K filed on the date hereof).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XM SATELLITE RADIO INC.
Dated: June 22, 2009	By:	/s/ Patrick L. Donnelly
		Name:	Patrick L. Donnely
		Title:	Secretary

Exhibit Index

Exhibit No.	Description

99.1	Regulation FD Disclosure (incorporated by reference to XM’s Current Report on Form 8-K filed on the date hereof).
99.2	Press Release dated June 22, 2009 (incorporated by reference to XM’s Current Report on Form 8-K filed on the date hereof).